Exhibit 99.4

925 North Eldridge Parkway Houston, TX 77079
Media Relations: 281-293-1149 www.conocophillips.com/media

NEWS RELEASE	March 8, 2022

ConocoPhillips Announces Pricing Terms for Debt Exchange Offers

HOUSTON – ConocoPhillips (NYSE: COP) (“COP”) announced today the pricing terms with respect to its private offer to exchange (the “Pool 1 Offer”) four series of notes issued by COP, ConocoPhillips Company (“CPCo”) and Burlington Resources LLC (“Burlington”) as described in the table below (collectively, the “Pool 1 Notes”) for a combination of cash and a new series of CPCo’s senior notes due 2062 (the “New 2062 Notes”). For each $1,000 principal amount of Pool 1 Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on March 7, 2022 and accepted by COP, the following table sets forth the yields, the total consideration, the principal amount of the New 2062 Notes and amount of cash, as priced below.

Pool 1 Notes

Acceptance Priority Level	CUSIP Number	Title of Security	Issuer	Principal Amount Outstanding	Reference UST Security	Reference Yield(1)	Fixed Spread (basis points)	Yield(2)	Cash Payment Percent of Premium(3)	Total Consideration(4)	Principal Amount of New 2062 Notes	Cash
1	20825CAQ7	6.50% Notes due 2039	COP	$2,750,000,000	2.375% U.S. Treasury due February 15, 2042	2.358%	115	3.508%	100%	$1,378.80	$1,000.00	$378.80
2	20825VAB8	5.95% Notes due 2036	Burlington	$500,000,000	1.875% U.S. Treasury due February 15, 2032	1.863%	150	3.363%	100%	$1,296.41	$1,000.00	$296.41
3	20825CAP9	5.90% Notes due 2038	COP	$600,000,000	2.375% U.S. Treasury due February 15, 2042	2.358%	115	3.508%	100%	$1,293.33	$1,000.00	$293.33
4	20826FAR7	5.95% Notes due 2046*	CPCo	$500,000,000	1.875% U.S. Treasury due November 15, 2051	2.275%	125	3.525%	80%	$1,385.41	$1,077.08	$308.33

(1)	The bid-side yield on the Reference UST Security.
(2)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum dated February 22, 2022 (the “Offering Memorandum”).
(3)	The cash payment percent of premium is the percentage of the amount by which the total consideration exceeds $1,000 in principal amount of such Pool 1 Notes to be paid in cash.
(4)	The total consideration for each series of Pool 1 Notes includes the early participation payment of $30 of principal amount of New 2062 Notes per $1,000 principal amount of Pool 1 Notes and assumes a settlement date of March 11, 2022.
*	Denotes a series of Pool 1 Notes for which the Total Consideration and Exchange Consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with market practice.

COP also announced today the pricing terms with respect to its private offer to exchange (the “Pool 2 Offer” and, together with the Pool 1 Offer, the “Exchange Offers”) five series of notes issued by CPCo, Burlington and Burlington Resources Oil & Gas Company LP (“BRO&G”) as described in the table below (collectively, the “Pool 2 Notes” and, together with the Pool 1 Notes, the “Old Notes”) for a combination of cash and a new series of CPCo’s senior notes due 2042 (the “New 2042 Notes” and, together with the New 2062 Notes, the “New Notes”). For each $1,000 principal amount of Pool 2 Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on March 7, 2022 and accepted by COP, the following table sets forth the yields, the total consideration, the principal amount of the New 2042 Notes and the amount of cash, as priced below.

Pool 2 Notes

Acceptance Priority Level	CUSIP Number	Title of Security	Issuer	Principal Amount Outstanding	Reference UST Security	Reference Yield(1)	Fixed Spread (basis points)	Yield(2)	Cash Payment Percent of Premium(3)	Total Consideration(4)	Principal Amount of New 2042 Notes	Cash
1	208251AE8	6.95% Notes due 2029	CPCo	$1,549,114,000	1.875% U.S. Treasury due February 15, 2032	1.863%	75	2.613%	100%	$1,279.16	$1,000.00	$279.16
2	12201PAN6	7.40% Notes due 2031	Burlington	$500,000,000	1.875% U.S. Treasury due February 15, 2032	1.863%	95	2.813%	100%	$1,387.75	$1,000.00	$387.75
3	20825UAC8	7.25% Notes due 2031	BRO&G	$500,000,000	1.875% U.S. Treasury due February 15, 2032	1.863%	95	2.813%	100%	$1,370.79	$1,000.00	$370.79
4	12201PAB2	7.20% Notes due 2031	Burlington	$575,000,000	1.875% U.S. Treasury due February 15, 2032	1.863%	95	2.813%	100%	$1,361.05	$1,000.00	$361.05
5	718507BK1	7.00% Notes due 2029	CPCo	$200,000,000	1.875% U.S. Treasury due February 15, 2032	1.863%	85	2.713%	110%	$1,273.48	$972.65	$300.83

(1)	The bid-side yield on the Reference UST Security.
(2)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum.
(3)	The cash payment percent of premium is the percentage of the amount by which the total consideration exceeds $1,000 in principal amount of such Pool 1 Notes to be paid in cash.
(4)	The total consideration for each series of Pool 2 Notes includes the early participation payment of $30 of principal amount of New 2042 Notes per $1,000 principal amount of Pool 2 Notes and assumes a settlement date of March 11, 2022.

In addition, holders whose Old Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled, and amounts due in lieu of fractional amounts of New Notes.

Based on the amount of Old Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on March 7, 2022 (the “Early Participation Deadline”) and in accordance with the terms of the Exchange Offers, COP, CPCo, Burlington and BRO&G, as applicable, expect to accept, on the early settlement date (expected to be March 11, 2022), all of the Pool 1 Notes and Pool 2 Notes validly tendered and not validly withdrawn prior to the Early Participation Deadline.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum.

Only Eligible Holders (as defined below) of Old Notes who validly tendered their Old Notes at or before the Early Participation Deadline, who had not validly withdrawn their tenders prior to the Withdrawal Deadline (as defined in the Offering Memorandum) and whose Old Notes are accepted for exchange, will receive the Early Participation Payment.

The yield on the New 2062 Notes will be 4.025%, and the New Issue Price of the New 2062 Notes will be $1,000, which has been determined by reference to the bid-side yield on the 1.875% U.S. Treasury Notes due November 15, 2051, as of 10:00 a.m., New York City time, on March 8, 2022 (such date and time, the “Pricing Determination Date”), which was 2.275%, plus 1.75%. The yield on the New 2042 Notes will be 3.758%, and the New Issue Price of the New 2042 Notes will be $1,000, which has been determined by reference to the bid-side yield on the 2.375% U.S. Treasury Notes due February 15, 2042, as of the Pricing Determination Date, which was 2.358%, plus 1.40%.

The Exchange Offers will expire at one minute after 11:59 p.m., New York City time, on March 21, 2022, unless extended (the “Expiration Date”) or earlier terminated. The Withdrawal Deadline for the Exchange Offers occurred at 5:00 p.m., New York City time, on March 7, 2022. As a result, tendered Old Notes may no longer be validly withdrawn except in the limited circumstances where additional withdrawal rights are required by law (as determined by COP).

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to holders of Old Notes (1) either (a) in the United States, that are “qualified institutional buyers,” or “QIBs,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” and (2) (a) if located or resident in any Member State of the European Economic Area, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area may be unlawful under the PRIIPs Regulation; or (b) if located or resident in the United Kingdom, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA), and consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation (“Eligible Holders”). The Exchange Offers will not be made to holders of Old Notes who are located in Canada. Only Eligible Holders who have completed and returned the eligibility certification are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers. There is no separate letter of transmittal in connection with the Offering Memorandum.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the Offering Memorandum and eligibility certification. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum and eligibility certification.

This news release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Offering Memorandum and eligibility certification and only to such persons and in such jurisdictions as is permitted under applicable law.

Global Bondholder Services Corporation has been appointed as the exchange agent and information agent for the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Offering Memorandum and eligibility certification may be directed to Global Bondholder Services Corporation at (855) 654-2015 (toll-free) or (212) 430-3774 (banks and brokers) or by email at contact@gbsc-usa.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Offering Memorandum and eligibility certification can be accessed at the following link: https://gbsc-usa.com/eligibility/cop.

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About ConocoPhillips

ConocoPhillips is one of the world’s leading exploration and production companies based on both production and reserves, with a globally diversified asset portfolio. Headquartered in Houston, Texas, ConocoPhillips had operations and activities in 14 countries, $91 billion of total assets and approximately 9,900 employees at Dec. 31, 2021. Production including Libya averaged 1,567 MBOED for the 12 months ended Dec. 31, 2021, and proved reserves were 6.1 BBOE as of Dec. 31, 2021. For more information, go to www.conocophillips.com.

Contacts

Dennis Nuss (media)

281-293-4733

dennis.nuss@conocophillips.com

Investor Relations

281-293-5000

investor.relations@conocophillips.com

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